                                                                    EXHIBIT 23.5



           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

         We hereby consent to the use of our audit letter prepared for Parker & Parsley Petroleum Company, effective December 31, 1996, and to all references to our firm included in or made a part of this Registration Statement on Form S-3 (No. 333-39381) of Pioneer Natural Resources Company and its first amendment.

                                           NETHERLAND, SEWELL & ASSOCIATES, INC.



                                           By:  /s/ Frederic D. Sewell
                                                --------------------------
                                                Frederic D. Sewell
                                                President

Dallas, Texas
December 16, 1997